SCHEDULE 14A

PROXY STATEMENT

Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
TEXAS CAPITAL BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

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☑	No fee required.
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	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No:

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	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 14, 2013, for Texas Capital Bancshares, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/tcbi. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2013 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order before annual May meeting, 3, 2013. please make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/tcbi Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/tcbi (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Company Notice of Annual Meeting Date: Tuesday, May 14, 2013 Time: 10:00 A.M. (Central Daylight Time) Place: 2000 McKinney Avenue, 7th Floor, Dallas, Texas 75201 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” each of the nominees listed below. 1. Election of Directors 01 George F. Jones, Jr. 06 Larry L. Helm 11 Grant E. Sims 02 Peter B. Bartholow 07 James R. Holland, Jr. 12 Robert W. Stallings 03 James H. Browning 08 W. W. McAllister III 13 Dale W. Tremblay 04 Preston M. Geren III 09 Elysia Holt Ragusa 14 Ian J. Turpin 05 Frederick B. Hegi, Jr. 10 Steven P. Rosenberg The Board of Directors recommends that you vote “FOR” the following. 2. Proposal 2 – Advisory vote on compensation of named executive officers. 3. Proposal 3 – The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.